Exhibit 10.2

NEITHER THIS NOTE NOR THE SECURITIES THAT ARE ISSUABLE UPON CONVERSION HEREOF OR UPON EXCHANGE HEREUNDER (COLLECTIVELY, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS; OR (II) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR; (III) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.

CONVERTIBLE UNSECURED PROMISSORY NOTE

Issuance Date: October 11, 2017

FOR VALUE RECEIVED, pursuant to the Note Conversion Agreement dated October 11, 2017, and amendment thereto dated October 18th, 2017, entered into between NanoFlex Power Corporation, a Florida Corporation (the “Company”) located at 17207 N. Perimeter Dr., Suite 210, Scottsdale, AZ 85255, and Ronald B. Foster (the “Lender”), with an address at 232 Lake Marina Avenue, Unit 10C, New Orleans, LA 70124, the Company hereby promises to pay to the order of the Lender, pursuant to this Convertible Unsecured Promissory Note (this “Note”), the principal sum (the “Principal Amount”) on the Maturity Date, as such terms are defined below, in accordance with the terms hereof.

1.	Principal Amount. The “Principal Amount” of this Note as of the Issuance Date shall be $1,265,439.09, with such number representing the total of the Rollover Amounts specified in Column 2 of the table below, for Notes 1, Note 3, Note 4 and Note 6 and the accrued interest amount under Note 1, Note, 3, note 4 and Note 6 from their respective amended maturity dates through to the date of the issuance of this Note. Further, on each Triggering Maturity Date of Note 2 and Note 5, as such terms are defined in the table below, the Rollover Amounts for Note 2 and Note 5, as such terms are defined in the table below, are to be added to the total amount due under this Note as of each of the applicable Triggering Maturity Date applicable to each such Note, respectively. Further, as the Lender has agreed to make additional loans to the Company in the amount of $500,000 on or before October 18, 2017 and an additional amount of $500,000 on or before November 2, 2017 (each an “Additional Loan Amount” and together the “Additional Loan Amounts”). Each Additional Loan Amount shall be automatically added to the total amount due under this Note on the actual date that each Additional Loan Amount is received by the Company.

Column 1	Column 2	Column 3
Name of Note	Each a “Rollover Amount” and together the “Rollover Amounts”	Each a “Triggering Maturity Date” and together the “Triggering Maturity Dates”
“Note 1”	$399,000	9/27/17
“Note 2”	$126,000	11/7/17
“Note 3”	$382,844.46	9/21/17
“Note 4”	$210,000	8/27/17
“Note 5”	$105,000	12/4/17
“Note 6”	$230,000	9/10/17

2.	Term. The term of this Note shall expire on the one (1) year anniversary of the Issuance Date of this Note (the “Maturity Date”).

3.	Optional Conversion. The Lender shall have the right from time to time after the issuance of this Note, and at any time up to the Maturity Date of this Note, to convert all or any portion of the outstanding and unpaid principal and interest of this Note, (the “Optional Conversion”), at a 15% discount, into an investment in the Company’s current offering of convertible promissory notes and warrants to purchase shares of its common stock (the “Note Offering”).

4.	Mechanics of Optional Conversion. The Lender can effectuate an Optional Conversion of this Note, as set forth in Section 3 hereof, by giving written notice to the Company of the Lenders intent to convert this Note by electing to make the Optional Conversion of this Note into an investment in the Note Offering at a 15% discount. Upon receipt of such written notice by the Lender, the Company shall issue the securities issuable upon Optional Conversion and shall deliver such securities to the Lender within ten (10) days following the written notice of Optional Conversion.

5.	Effects of Conversion. Upon the Optional Conversion of this Note, this Note shall be terminated and the Company’s obligations under this Note shall be deemed satisfied in full.

6.	Payment of Principal. The principal amount of this Note shall be paid to the Lender on or prior to the Maturity Date.

7.	Payment of Interest. Interest under this note shall accrue at 10% for every four (4) months that this Note is issued and shall be paid to the Lender in cash on or prior to the Maturity Date.

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8.	General Payment Provisions. All sums of principal, interest or otherwise becoming due on this Note shall be made in lawful money of the United States of America by certified bank check or wire transfer to such account as the Lender may designate by written notice to the Company no later than 4:00 p.m. New York time, on the date such payment is due, without the presentation or surrender of such Note or the making of any notation thereon. Any payment made after 4:00 p.m. New York time, on a Business Day will be deemed made on the next following Business Day. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of New York are authorized or required by law or executive order to remain closed.

9.	Optional Prepayment. At any time prior to the Maturity Date, the Company may pre-pay this Note without penalty and, upon such prepayment in full; the Lender shall have no further rights under this Note.

10.	Law Governing this Note. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of New York or in the federal courts located in the State of New York. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties hereto agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

11.	Successors and Assigns. This Note will inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the Company and the Lender.

12.	Replacement. Upon notice to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Lender to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Note, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note.

13.	Cancellation. After all principal and interest owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be re-issued.

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14.	Notice. Notice shall be given to each party at the address indicated in the preamble hereto or at such other address as provided to the other party in writing.

NANOFLEX POWER CORPORATION

By:	/s/ Dean L. Ledger
Dean L. Ledger, CEO

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WARRANT HOLDER:	Ronald B. Foster
232 Lake Marina Avenues, Unit 10C, New Orleans, LA 70124

NUMBER OF WARRANT SHARES: 1,000,000

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (REASONABLY ACCEPTABLE TO THE COMPANY), IN AN ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

No. NCA-1

Issuance Date: October 18, 2017

NANOFLEX POWER CORPORATION

Common Stock Purchase Warrant

NanoFlex Power Corporation, a Florida corporation, for value received and pursuant to the Note Conversion Agreement between the Holder and the Company dated October 18, 2017 (the “Letter Agreement”), hereby grants to the holder as indicated at the beginning of this Warrant, its successors and permitted assigns (collectively, the “Holder”), this right (the “Warrant”), subject to the terms set forth below, to purchase at the purchase price per share as defined in Section 2.1 below (the “Purchase Price”), up to that number of Shares (defined below), subject to adjustment as herein provided (such total number of Shares that may be purchased hereunder being referred to herein as the “Warrant Shares”).

1. Definitions. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

1.1. “Company” shall include NanoFlex Power Corporation, a Florida corporation, and, unless otherwise noted to the contrary, any company which shall succeed to, by merger, consolidation or similar arrangement of the Company’s and assume the obligations of NanoFlex Power Corporation hereunder.

1.2. “Other Securities” refers to any stock (other than the Shares) and other securities of the Company or any other person (corporate or otherwise) that the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Shares, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Shares.

1.3. “Shares” means (a) the Company’s Common Stock, as authorized on the date of this Warrant and (b) if the class of securities described in (a) shall cease to be issued and outstanding, securities of the same class issued in exchange for or in respect of the securities described in (a) pursuant to a plan of merger, consolidation, recapitalization or reorganization, the sale of substantially all of the Company’s assets or a similar transaction.

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2. Exercise of Warrant.

2.1. Purchase Price. The Warrant may be exercised, subject to the adjustments in Section 5 hereof, at the initial purchase price of $0.50 per Share (the “Purchase Price”).

2.2. Exercise Period. The Warrant may be exercised (the “Exercise Period”) at any time from the date of grant to and including the tenth anniversary of the Issuance Date (the “Expiration Date”).

2.3. Shares. The number of shares subject to this warrant is 1,000,000, subject to the terms specified herein.

2.4. Exercise in Full. Subject to the limitations stated above, this Warrant may be exercised in full at the option of the Holder by surrender of this Warrant, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office in the United States, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of Shares for which this Warrant may be exercised by the Purchase Price.

2.5. Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in subsection 2.4 along with payment in the amount determined by multiplying (a) the number of Shares designated by the holder in the subscription at the end hereof by (b) the Purchase Price. On any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of Shares for which such Warrant or Warrants may still be exercised.

2.6. Cashless Exercise. The Holder of this Warrant may also exercise this Warrant as to any or all of the Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise a reduced number of shares of Common Stock (the “Net Number”) determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)
B

For purposes of the foregoing formula:

A = the total number of shares with respect to which this Warrant is then being exercised in a Cashless Exercise.

B = the Market Price on the Trading Day immediately preceding the date of the Exercise Notice.

C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

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There cannot be a Cashless Exercise unless “B” exceeds “C.”

For the purpose of this Warrant, the term (a) “Trading Day” means (x) if the Common Stock is not listed on the NYSE Euronext or NYSE AMEX but sale prices of the Common Stock are reported on Nasdaq Global Market, Nasdaq Global Select Market, Nasdaq Capital Market or another automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, (y) if the Common Stock is listed on the NYSE Euronext or NYSE AMEX, a day on which there is trading on such stock exchange, or (z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated and (b) “Market Price” means the fair market value of one share of Common Stock as determined by the Company’s Board of Directors in good faith; provided, however, that where there exists a public market for the Company’s Common Stock at the time of such exercise, the Market Price shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed whichever is applicable, as published in the Eastern Edition of The Wall Street Journal on the Trading Day immediately preceding the date of the Exercise Notice.

3. Delivery of Share Certificates on Exercise.

3.1. As soon as practicable after the exercise of this Warrant in full or in part, the Company, at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable Shares (or Other Securities) to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 2 or otherwise.

4. Covenants as to Shares.

4.1. Issuance of Shares upon Exercise. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of its Shares to provide for the exercise of the rights represented by this Warrant.

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4.2 Restrictions on Transfer. Holder represents to the Company that Holder is acquiring the Warrants for Holder’s own investment account and without a view to the subsequent public distribution of the Warrants or Shares otherwise than pursuant to an effective registration statement under the Securities Act. Each Warrant and each certificate for Shares issued to the Holder and any subsequent holder that have not been sold to the public pursuant to an effective registration statement under the Securities Act or as to which the restrictions on transfer have not been removed as hereinafter provided, shall bear a restrictive legend reciting that the same have not been registered pursuant to the Securities Act and may not be transferred in the absence of an effective registration statement under the Securities Act, the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and shall be accompanied by an opinion of counsel experienced in federal securities laws matters and reasonably acceptable to the company and its counsel to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon, the holder of such Registrable Common Stock shall be entitled to transfer such securities in accordance with the terms of its notice and such opinion. Restrictions imposed under this Section 4 upon the transferability of the Warrants or of Shares shall cease when:

(a) a registration statement covering such Shares becomes effective under the Securities Act, or

(b) the Company receives from the Holder thereof an opinion of counsel experienced in federal securities laws matters, which counsel shall be reasonably acceptable to the Company, that such restrictions are no longer required in order to insure compliance with the Securities Act.

5. Adjustment of Purchase Price and Number of Warrant Shares.

5.1. Reorganization, Consolidation or Merger. If at any time or from time to time, the Company shall (a) effect a plan of merger, consolidation, recapitalization or reorganization or similar transaction with a corporation (the “Acquiror”) whereby the shareholders of the Company will exchange their shares of the Company for the shares of the parent corporation of the Acquiror, or (b) transfer all or substantially all of its properties or assets to any other person, under any plan or arrangement contemplating the dissolution of the Company (which along with any transactions set forth in (a) hereof shall be an “Extraordinary Transaction”), then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 at any time after the completion of any Extraordinary Transaction shall receive, such Shares or Other Securities and property (including cash) to which such holder would have been entitled in any Extraordinary Transaction as if such holder had so exercised this Warrant, immediately prior thereto.

Upon any Extraordinary Transaction, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the securities, Shares and Other Securities and property receivable on the exercise of this Warrant after the consummation of reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, any Extraordinary Transaction and shall be binding upon the party or parties to the Extraordinary Transaction and their successors, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

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5.2. Subdivisions, Combinations, Stock Dividends and other Issuances. If the Company shall, at any time while this Warrant is outstanding, (i) pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding Common Stock into a smaller number of shares, then the Purchase Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 5 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination. The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Purchase Price pursuant to this Section 5.2, so that after such adjustments the aggregate Purchase Price payable hereunder for the increased number of shares shall be the same as the aggregate Purchase Price in effect just prior to such adjustments.

5.3 Reclassification, etc. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

6. Transfers.

6.1. The Warrant and the Warrant Shares are not transferable, in whole or in part, without compliance with the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws.

6.2. Subject to subsection 6.1, this Warrant, or any portion hereof, may be transferred by the Holder’s execution and delivery of the form of assignment attached hereto along with this Warrant. Any transferee shall be required, as a condition to the assignment, to deliver all such documentation as the Company deems appropriate. However, until such assignment and such other documentation are presented to the Company at its principal offices in the United States, the Company shall be entitled to treat the registered holder hereof as the absolute owner hereof for all purposes.

6.3. Upon a transfer of this Warrant in accordance with this Section 6, the Company, at its expense, will issue and deliver to or on the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the Shares called for on the face or faces of the Warrant or Warrants so surrendered. If this Warrant is divided into more than one Warrant, or if there is more than one Holder thereof, all references herein to “this Warrant” shall be deemed to apply to the several Warrants, and all references to “the Holder” shall be deemed to apply to the several Holders, except in either case to the extent that the context indicates otherwise.

7. Replacement of Warrants.

7.1. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

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8. Notices.

11.1. All notices required hereunder shall be deemed to have been given and shall be effective only when personally delivered or sent by Federal Express, UPS or other express delivery service or by certified or registered mail to the address of the Company’s principal office in the United States as follows:

NanoFlex Power Corporation

17207 N. Perimeter Dr., Suite 210,

Scottsdale, AZ 85255

in the case of any notice to the Company, and until changed by notice to the Company, to the address of the Holder set forth above in the case of any notice to the Holder.

9. Miscellaneous.

9.1. This Warrant and any term hereof may be changed, waived, discharged or terminated, other than on expiration, only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. This Warrant embodies the entire agreement and understanding between the Company and the other parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

NANOFLEX POWER CORPORATION

By:	/s/ Dean L. Ledger
Dean L. Ledger,
Chief Executive Officer

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FORM OF SUBSCRIPTION

(To be signed only on exercise of Warrant)

TO NANOFLEX POWER CORPORATION:

The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise such Warrant for, and to purchase thereunder,_______ Shares (as defined in the attached Warrant) and herewith makes payment of $______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to_________________, whose address is ________________________________.

Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

__________________________________

__________________________________

__________________________________

Dated: ________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

(Address)

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FORM OF ASSIGNMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto __________________________________________ whose address is _________________________________________________ the right represented by the attached Warrant to purchase_________ Shares (as defined in the Warrant Agreement governing the attached Warrant) to which the within Warrant relates, and appoints______________________ Attorney to transfer such right on the books of________________________ with full power of substitution in the premises.

Dated: ________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

(Address)

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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